This is filed pursuant to Rule 497(e)
(File Nos. 333-41461 and 811-8529).

                         MEMORIAL FUNDS

                       CORPORATE BOND FUND

               Supplement Dated January 7, 2002 to

                  Prospectus Dated May 1, 2001

As of January 1, 2002, AIG Global Investment Corp. ("AIGGIC"), a wholly-owned subsidiary of American International Group, Inc. ("AIG") replaced American General Investment Management, LP ("AGIM"), as the Corporate Bond Fund's (the "Fund") subadviser. AGIM's parent company, American General Corporation, was acquired in late 2001 by AIG. It is not anticipated that there will be any changes in the advisory services provided to the Fund. Additionally, substantially all the personnel who provided advisory services to the Fund, at December 31, 2001, under AGIM will continue to serve the Fund under AIGGIC. AIGGIC will serve as the Fund's subadviser for up 150 days under an interim subadvisory agreement with substantially the same conditions and at the same annual fee rate as the Memorial Funds' (the "Trust") subadvisory agreement with AGIM. The Trust expects to receive approval from the Securities and Exchange Commission ("SEC") in early 2002 to hire and terminate subadvisers and to make material changes to subadvisory agreements without obtaining shareholder approval, subject to certain conditions. If the Trust receives this SEC approval prior to the expiration of the 150 day period, and the Trust satisfies the conditions of the approval, AIGGIC will continue to act as subadviser for the Fund without obtaining shareholder approval of the subadvisory agreement. If the 150-day interim period expires before the SEC approval is obtained, the Trust will seek shareholder approval for AIGGIC to remain the Fund's subadviser. Page 6 of the Prospectus is amended by deleting the second paragraph under the Section "Subadviser/Portfolio Manager" and replacing it with the following:

AIG Global Investment Corp. ("AIGGIC"), subadviser to the
Corporate Bond Fund, is located at 175 Water Street, New York, NY
10038, and is responsible for the investment decisions of the Fund. As of September 30, 2001, AIGGIC and its affiliated companies had approximately $303.2 billion under management.

Mr. Richard A. Mercante, CFA, is the portfolio manager of the Fund. Mr. Mercante is a Vice President of AIGGIC where he is the Head of Investment-Grade Government/Corporate Bonds. He is also a Vice President and Chief Investment Officer of AIG's Domestic Life Companies. Additionally, Mr. Mercante is a member of AIG's Global Asset Allocation Committee where he participates in investment policy discussions and decisions. Prior to joining AIGGIC's investment staff in 1994, Mr. Mercante spent eight years at Dean Witter InterCapital as a Senior Portfolio Manager responsible for managing the Dean Witter Strategist Fund as well as the fixed income assets of institutional clients. He began his career as an accountant and a foreign exchange analyst at Smith Barney Harris Upham and Salomon Brothers, respectively.

You should retain this Supplement with your Prospectus for future reference.













































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